AFL-CIO HOUSING INVESTMENT TRUST

Performance Commentary

1st Quarter 2018

Chang Suh

Senior Executive Vice President and Chief Portfolio Manager

AFL-CIO Housing Investment Trust

April 20, 2018

Summary

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For the first quarter of 2018, the HIT outperformed on a gross basis by 28 basis points and net basis by 17 basis points versus its benchmark, the Bloomberg Barclays Aggregate Bond Index (Barclays Aggregate). HIT’s gross and net returns were -1.18% and -1.29%, respectively, versus -1.46%, for the benchmark.

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Interest rates rose significantly and spreads widened across products, resulting in negative fixed income returns for the quarter. HIT’s duration strategy of being slightly short versus the benchmark helped as rates increased across the yield curve.

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HIT’s relative performance was better than the benchmark, largely due to its underweight in corporate bonds. The very weak performance for corporate bonds, which the HIT does not hold, and poor performance by single-family mortgage-backed securities (MBS), which the HIT was underweight, contributed to HIT’s relative performance. The HIT outperformed despite wider spreads on some of the government/agency multifamily MBS in its portfolio.

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With three construction-related commitments totaling $95 million during the first quarter, the HIT continued to build on its $422 million of construction-related commitments for 19 projects during 2017. The HIT continues to add to its pipeline of projects to finance over the remainder of 2018.

First Quarter Performance

The HIT outperformed the Barclays Aggregate on both a gross and net basis for the first quarter as it executed its long-standing strategy of overweighting high credit quality multifamily MBS and underweighting Treasury securities and corporate bonds (which it does not hold). It also continued to maintain its duration position to be slightly shorter than the Barclays Aggregate. HIT’s gross and net returns were -1.18% and -1.29%, versus -1.46% for the benchmark for the quarter.

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AFL-CIO HOUSING INVESTMENT TRUST	2018 Q1 Portfolio Commentary

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available on HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Positive contributions to HIT’s 1st quarter performance versus the Barclays Aggregate included:

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The portfolio’s ongoing yield advantage over the Barclays Aggregate (see Risk Comparison table below).

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Performance by corporate bonds, the worst performing major sector in the Barclays Aggregate, posting an excess return of -79 basis points. The HIT does not invest in corporate bonds, whereas the sector comprised 25.3% of the index as of March 31, 2018.

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Performance by Fannie Mae DUS securities in the HIT’s portfolio as spreads to Treasuries tightened. The longer duration DUS benchmark 10/9.5 structure contracted by 3.5 basis points. The HIT had 24.0% of its portfolio invested in single-asset fixed-rate DUS securities of various structures at the end of March. In addition, it had 5.6% invested in short-term adjustable floating rate DUS SARMs, which outperformed fixed-rate MBS in a rising interest rate environment. Neither of these types of DUS securities is represented in the Barclays Aggregate.

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Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the second worst performing major sector in the index with excess returns of -39 basis points. The HIT was underweight to this sector with a 17.7% allocation versus 28.1% in the Barclays Aggregate as of March 31.

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The portfolio’s slightly short relative duration as Treasury rates rose across the yield curve. Two-, 5-, 7-, 10- and 30-year rates rose by 38, 36, 35, 33 and 23 basis points, respectively.

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AFL-CIO HOUSING INVESTMENT TRUST	2018 Q1 Portfolio Commentary

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The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -16, -20, -97 and -57 basis points, respectively. Over 96% of the HIT portfolio had a rating of AAA or carried a government or government-sponsored enterprise guarantee, compared to less than 72% for the Barclays Aggregate at the end of March.

Negative impacts to HIT’s 1st quarter performance included:

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Performance by FHA/Ginnie Mae multifamily MBS in HIT’s portfolio as spreads to Treasuries widened. FHA/Ginnie Mae permanent loan certificates widened by approximately 9 basis points, construction/permanent loan certificates increased by about 10.5 basis points. The HIT held 8.2% and 6.5% of its portfolio, respectively, in these securities at the end of March, whereas they are not represented in the Barclays Aggregate.

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The portfolio’s overweight to spread-based assets as swap spreads widened across maturities. Two-, 5-, 7- and 10-year spreads widened by 13, 12, 8, and 7 basis points, respectively. At the end of the month, 96.1% of the HIT’s portfolio was invested in spread based assets (3.9% in cash/cash equivalents and Treasuries) compared to 62.8% spread assets in the Barclays Aggregate (37.2% in Treasuries).

Market Environment

In the first quarter, interest rates rose and volatility returned to the equity markets. The U.S. economy continued to expand, but at a slower pace in the first quarter with the economy near full employment. Inflation expectations increased, driving interest rates up significantly. Rising interest rates and wider spreads resulted in negative returns in fixed income during the quarter. The Fed is on track to raise the funds rate at least three, possible four, times this year, with inflation moving closer to the Fed’s 2% target. The Fed also sees the economy at, or close to, full employment with the unemployment rate at 4.1% for the last six months and U.S. payrolls increasing for the last 90 months.

Market moving geopolitical issues have included tensions with North Korea and the Middle East and announcements of tariffs leading to possible trade wars. After reaching record levels in January, equity markets became extremely volatile. After a long run of gains and record valuations, it is likely that equity investors were looking for reasons to take some profits and reduce risks.

Source: Yahoo Finance

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AFL-CIO HOUSING INVESTMENT TRUST	2018 Q1 Portfolio Commentary

Treasury Rates

For the quarter, Treasury rates rose significantly and the yield curve flattened slightly, as noted above. Shorter-term rates increased based on the anticipated Federal Reserve fed funds rate hike in March (which occurred on March 21) and two to three additional expected hikes in 2018. Intermediate and longer-term interest rates rose during January and February and fell during March as the markets reacted to mixed domestic economic indicators and a constant barrage of domestic and foreign news.

Source: Bloomberg L.P.

Spreads

Spreads widened across products for the first quarter, as noted above. With investors moving from riskier assets such as corporate debt and equities and into U.S. Treasuries at the end of January, investment grade corporate spreads widened significantly, with the sector providing excess returns of -79 basis points for the quarter. Spreads on government/agency multifamily MBS in HIT’s portfolio followed a similar pattern, tightening in January, and mixed across products in February and March. Spreads for generic “benchmark” securities are shown below.

Source: HIT and Securities Dealers

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AFL-CIO HOUSING INVESTMENT TRUST	2018 Q1 Portfolio Commentary

Moving Forward

As the economy continues to hover around full employment and inflation expectations rise, the Federal Reserve is expected to stay on the path of tightening. However, significant geopolitical risks remain and tensions between major powers have elevated, including trade and tariff disputes between the U.S and China. Furthermore, the recent spike in volatility shows that the equity markets are very sensitive to negative news and investors are very nervous due to record stock prices. Interest rates are near seven year highs with the 10-year Treasury yield near 2.92% as of April 19, 2018. Oil and energy prices are increasing, and together with higher borrowing costs, may contain consumer spending. Investors will continue to be challenged by uncertainty and we believe should be diversified in their portfolios.

In this challenging environment, the HIT will continue to execute its patient long-standing strategy, with its overweight in government/agency multifamily mortgage securities. Since these MBS generally offer higher yields than comparable securities with similar credit and interest rate risk and construction-related securities tend to offer even higher yields, a larger volume of the latter should benefit HIT’s returns. With construction-related commitments totaling $95 million during the first quarter, the HIT has continued to build on its $422 million of construction-related commitments during 2017. This high level of construction-related security commitments could aid in providing HIT with a yield advantage as the commitments are funded during the 18- to 24-month construction period for each project. Further, through its strategic partnerships, the HIT continues to identify investment opportunities to add to its project pipeline over the remainder of 2018 and into 2019.

Since HIT’s concentration in government/agency quality multifamily MBS should provide very low credit risk, stable income, and higher yield than similar credit quality securities, we believe that the HIT should be an option for investors who seek to diversify their portfolios. In the current unpredictable environment, we continue to see value in multifamily MBS and believe HIT’s portfolio will remain attractive on a relative basis.

Risk Comparison: HIT Portfolio vs. Barclays Aggregate

March 31, 2018

	HIT	Barclays		HIT	Barclays
Credit Profile			Interest Rate Risk
U.S. Government/ Agency/AAA/Cash	96.2%	71.6%	Effective Duration	5.45	5.98
A & Below	0.1%	24.7%	Convexity	0.06	0.17
Yield			Call Risk
Current Yield:	3.30%	3.05%	Call Protected	75%	72%
Yield to Worst:	3.31%	3.10%	Not Call Protected	25%	28%

Taking into account higher market volatility, elevated geopolitical uncertainty, monetary policy normalization, and historically low interest rates, the HIT plans to continue managing its duration to be slightly shorter than the Barclays Aggregate. This duration position should help contribute to HIT’s performance relative to the Barclays Aggregate as interest rates rise, while keeping the duration long enough to aid in its efforts to seek to generate competitive absolute returns if interest rates fall.

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AFL-CIO HOUSING INVESTMENT TRUST	2018 Q1 Portfolio Commentary

Market Data

First Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-1.18%	0	6.13
Agencies	-0.72%	6	4.31
Single family agency MBS (RMBS)	-1.19%	-39	5.05
Corporates	-2.32%	-79	7.50
Commercial MBS (CMBS)	-1.32%	-6	5.38
Asset-backed securities (ABS)	-0.39%	-19	2.10
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	12/31/17	3/31/18	Change
3 Month	1.376%	1.700%	0.324%
6 Month	1.527%	1.914%	0.387%
1 Year	1.732%	2.082%	0.351%
2 Year	1.883%	2.266%	0.383%
3 Year	1.971%	2.383%	0.412%
5 Year	2.206%	2.562%	0.356%
7 Year	2.333%	2.684%	0.351%
10 Year	2.405%	2.739%	0.333%
30 Year	2.740%	2.974%	0.234%
Source: Bloomberg L.P

Investors should consider HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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AFL-CIO HOUSING INVESTMENT TRUST	2018 Q1 Portfolio Commentary

Portfolio Data as of March 31, 2018

Net Assets	$6,138,626,257
Portfolio Effective Duration	5.448 years
Portfolio Average Coupon	3.29%
Portfolio Current Yield[1]	3.30%
Portfolio Yield to Worst	3.31%
Convexity	0.064
Maturity	9.373 years
Average Price	99.98
Number of Holdings	996

Portfolio Percentage in Each of the Following Categories: 2

Multifamily MBS	71.19%
Agency Single-Family MBS	23.07%
U.S. Treasury	2.89%
AAA Private-Label CMBS	1.87%
Cash & Short-Term Securities	0.98%

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	23.07%
CMBS – Agency Multifamily*	67.16%
U.S. Treasury Notes/Bonds	2.89%
State Housing Permanent Bonds	4.98%
State Housing Construction Bonds	0.82%
Direct Construction Loan	0.09%
Cash & Short-Term Securities	0.98%
* Includes multifamily MBS (58.46%), multifamily Construction MBS (6.83%), and AAA Private-Label CMBS (1.87%).

Geographical Distribution of Long-Term Portfolio:3

West	9.23%
Midwest	13.03%
South	16.39%
East	14.13%
National Mortgage Pools	47.22%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Percentages weighted by unfunded construction-related security purchase commitments.

3 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

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AFL-CIO HOUSING INVESTMENT TRUST	2018 Q1 Portfolio Commentary

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 4

Cash	0.98%	5-5.99 years	11.79%
0-0.99 years	15.16%	6-6.99 years	8.93%
1-1.99 years	4.77%	7-7.99 years	11.67%
2-2.99 years	3.07%	8-8.99 years	10.69%
3-3.99 years	13.19%	9-9.99 years	4.87%
4-4.99 years	10.13%	Over 10 years	4.73%

Maturity Distribution (based on average life):

0 – 1 year	3.60%
1 – 2.99 years	7.13%
3 – 4.99 years	16.31%
5 – 6.99 years	29.26%
7 – 9.99 years	29.51%
10 – 19.99 years	11.77%
Greater than 20 years	2.43%

Quality Distribution: 4

U.S. Government or Agency	92.54%
AAA	2.64%
AA	3.76%
A	0.00%
Not Rated	0.09%
Cash	0.98%

Bond Sector Distribution: 4,5

MBS	97.08%
Treasury	2.92%
Agency	0.00%

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com

4 Percentages weighted by unfunded construction-related security purchase commitments.

5 Excludes cash and short-term equivalents.

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